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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): May 15, 2006

                             PARADIGM HOLDINGS, INC.
               (Exact Name of Registrant as Specified in Charter)


           WYOMING                   09-154              83-0211506
(State or other jurisdiction      (Commission          (IRS Employer
      of incorporation)           File Number)       Identification No.)

           2600 TOWER OAKS BLVD., SUITE 500, ROCKVILLE, MARYLAND 20852
               (Address of principal executive offices) (Zip code)

                                 (301) 468-1200
               Registrant's telephone number, including area code

                                      NONE
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

Effective as of May 15, 2006, the Board of Directors of Paradigm Holdings, Inc., a Wyoming corporation (the "Company") granted options (the "Options") to acquire shares of the Company's common stock, par value $0.01 per share to the below listed individuals. One-third of the options will vest on each anniversary of the grant date. The options have an exercise price equal to $2.50 per share, and expire on May 14, 2016. The Options are not intended to be incentive stock Options under Section 422 of the Internal Revenue Code of 1986, as amended and will be interpreted accordingly.

                                                                       NUMBER OF
INDIVIDUAL                 TITLE                                       OPTIONS
----------                 -----                                       -------
Peter B. LaMontagne        President and Chief Operating Officer       500,000


ITEM  9.01.       FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Not applicable



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2006

                                       PARADIGM HOLDINGS, INC.

                                       By:  /s/ Raymond A. Huger
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                                                      Raymond A. Huger
                                            Chairman and Chief Executive Officer